                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 26, 1999, included in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 333-18029 on Form S-8 and Registration Statement File No. 333-20825 on Form S-3.


ARTHUR ANDERSEN LLP

Houston, Texas
April 15, 1999